UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      September 20, 2005
The Spectranetics Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Talamine Court Colorado Springs, Colorado (Address of principal executive offices)	80907-5186 (Zip Code)
Registrant’s telephone number, including area code (719)633-8333

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE SPECTRANETICS CORPORATION
REPORT ON FORM 8-K
September 20, 2005

ITEM 4.01 Change in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
     KPMG LLP (“KPMG”) was previously the principal accountants for The Spectranetics Corporation (the “Company”). On September 20, 2005, that firm was dismissed as principal accountants. The decision to change accountants was recommended and authorized by the Audit Committee of the Company’s Board of Directors.
     In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through September 20, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
     The audit reports of KPMG on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:
KPMG’s report on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2004 and 2003, contained a separate paragraph stating “as discussed in note 1(k) to the consolidated financial statements, on July 1, 2003 the Company adopted Emerging Issues Task Force Abstract No. 00-21, Revenue Arrangements with Multiple Deliverables.”
     The audit report of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     The Company provided KPMG with a copy of the disclosure contained in this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. KPMG’s letter, dated September 26, 2005, is filed as Exhibit 16.1 to this Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
     On September 20, 2005, the Company engaged Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”), Denver, Colorado as its independent registered public accounting firm for its fiscal year ended December 31, 2005, also upon recommendation and authorization from its Audit Committee.
     EKS&H was not, during the Company’s two most recent fiscal years and the interim period prior to its appointment, consulted by the Registrant with regard to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits
     16.1 Letter from KPMG regarding change in certifying accountant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
Date: September 26, 2005	By:	/s/ Guy A. Childs
Guy A. Childs
Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description
16.1	Letter from KPMG regarding change in certifying accountant